Summary Prospectus
Aggressive Growth Stock Fund
August 1, 2015
Class / Ticker Symbol
A / SAGAXI / SCATX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/resources/regulatory-taxinfo. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2015, are incorporated by reference into this summary prospectus.
Investment Objective
The Aggressive Growth Stock Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 30 of the Fund’s prospectus and Rights of Accumulation on page 73 of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.30%	None
Other Expenses	0.30%	0.49%
Total Annual Fund Operating Expenses	1.45%	1.34%
Fee Waivers and/or Expense Reimbursements(1)	—	(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.45%	1.30%
(1)	The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2016, in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding 1.50% and 1.30% for the A and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that you reinvest all dividends and distributions. The example reflects contractual fee waivers and reimbursements for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
A Shares	$714	$1,007	$1,322	$2,210
I Shares	$132	$ 421	$ 730	$1,609
Portfolio Turnover
The Fund pays transaction costs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
1

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other U.S.-traded equity securities. U.S.-traded equity securities may include American Depositary Receipts (“ADRs”). The Fund may invest in companies of any size and may invest a portion of its assets in non-U.S. issued securities of foreign companies.
The Fund invests primarily in common stocks of companies that exhibit strong growth characteristics. In selecting investments for purchase and sale, Zevenbergen Capital Investments LLC (“Zevenbergen” or the “Subadviser”) uses a fundamental research approach to identify companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth “drivers” are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund’s investments. Generally the Fund will hold a limited number of securities.
Principal Investment Risks
You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
ADR Risk: Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.
Equity Securities Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.
Foreign Companies and Securities Risk: Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights. All of these risks are increased for investments in emerging markets.
Growth Stock Risk: “Growth” stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. “Growth” stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Holdings Risk: Because the Fund targets holdings of a more limited number of stocks, performance may be more volatile than a similar fund with a greater number of holdings or the Fund’s benchmark.
Large-Capitalization Companies Risk: Large-cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
Sector Weightings Risk: Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.
Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Performance
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.
The annual returns in the bar chart which follows are for the I Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.
This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*
Best Quarter	Worst Quarter
23.29%	-27.98%
(6/30/2009)	(12/31/2008)
*	The performance information shown above is based on a calendar year. The Fund’s total return for the six months ended June 30, 2015 was 9.74%.
The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.
2

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2014)

	1 Year	5 Years	10 Years
A Shares Return Before Taxes	(3.77)%	12.34%	8.01%
I Shares Return Before Taxes	2.22%	13.94%	8.93%
I Shares Return After Taxes on Distributions	1.47%	13.26%	8.52%
I Shares Return After Taxes on Distributions and Sale of Fund Shares	1.86%	11.14%	7.29%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	12.44%	15.89%	8.50%
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.
Investment Adviser and Subadviser
RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). Zevenbergen Capital Investments LLC is the Fund’s Subadviser.
Portfolio Management
Ms. Nancy Zevenbergen, CFA, CIC, President and Chief Investment Officer of Zevenbergen, and Ms. Brooke de Boutray, CFA, CIC, and Ms. Leslie Tubbs, CFA, CIC, each a Managing Director, Portfolio Manager and Analyst of Zevenbergen, have co-managed the Fund since its inception. Mr. Joseph Dennison, CFA, and Mr. Anthony Zackery, CFA, each an Assistant Portfolio Manager of Zevenbergen, have co-managed the Fund since August 2015.
Purchasing and Selling Your Shares
You may purchase or redeem Fund shares on any business day. You may purchase and redeem A and I Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers or for their own accounts.
The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced, waived, or not applicable in some cases.
Class	Dollar Amount
A Shares	$2,000
I Shares	None
Subsequent investments in A Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts at its discretion. There are no minimums for subsequent investments in I Shares.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, which may be taxed upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services.
These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.
RFSUM-AG-0815